Amount Due From Underwriter On The Over-Allotment	12 Months Ended
Jun. 30, 2018
Amount Due From Underwriter On Over Allotment [Abstract]
AMOUNT DUE FROM UNDERWRITER ON THE OVER-ALLOTMENT

NOTE 5 – AMOUNT DUE FROM UNDERWRITER ON THE OVER-ALLOTMENT

On June 8, 2018, CLPS Incorporation (the “Company”) closed on the over-allotment option to purchase an additional 300,000 common shares of the Company by The Benchmark Company, LLC, at the IPO price of $5.25 per share. As a result, the Company has raised additional gross proceeds of approximately $1.58 million before underwriting discounts and commissions and offering expenses. Net proceeds from the over-allotment of approximately $1.47 million were received on July 4, 2018.